Exhibit 13


                           JPM ASIA GROWTH FUND, LTD.
                            Bahamas Financial Centre
                           Shirley & Charlotte Streets
                                 P.O. Box N 4899
                                 Nassau, Bahamas

              Telephone: (809) 326 5519 Telecopier (809) 326 5520



                                            March 22, 1995



The Asia Growth Portfolio,
Elizabethan Square,
Second Floor,
P.O. Box 2494,
George Town, Grand Cayman,
B.W.I.

Ladies & Gentlemen:

         With respect to our purchase from you, for the account of JPM Asia Growth Fund, Ltd., a Bahamian International Business Company, at the purchase price of $100, of a beneficial interest (an "Initial Interest") in the Asia Growth Portfolio (the "Portfolio"), we hereby advise you that we are purchasing such Initial Interest for investment purposes without any present intention of withdrawing or reselling.

         The amount paid by the Portfolio on any decrease or withdrawal by us of any portion of such Initial Interest will be reduced by a portion of any unamortized organization expenses, determined by the proportion of the amount of such Initial Interest withdrawn to the aggregate Initial Interests of all holders of similar Initial Interests then outstanding after taking into account any prior withdrawals of any such Initial Interest.

                                Yours faithfully,

                           JPM ASIA GROWTH FUND, LTD.

                   Morgan Trust Company of The Bahamas Limited
                                  Sole Director



/s/ Andrew G. Massie                               /s/ Daphne C. Delaney
Andrew G. Massie                                   Daphne C. Delaney
Managing Director                                  Vice President

                           JPM JAPAN EQUITY FUND, LTD.
                            Bahamas Financial Centre
                           Shirley & Charlotte Streets
                                 P.O. Box N 4899
                                 Nassau, Bahamas

              Telephone: (809) 326 5519 Telecopier (809) 326 5520



                                            March 22, 1995



The Japan Equity Portfolio,
Elizabethan Square,
Second Floor,
P.O. Box 2494,
George Town, Grand Cayman,
B.W.I.

Ladies & Gentlemen:

         With respect to our purchase from you, for the account of JPM Japan Equity Fund, Ltd., a Bahamian International Business Company, at the purchase price of $100,000, of a beneficial interest (an "Initial Interest") in the Japan Equity Portfolio (the "Portfolio"), we hereby advise you that we are purchasing such Initial Interest for investment purposes without any present intention of withdrawing or reselling.

         The amount paid by the Portfolio on any decrease or withdrawal by us of any portion of such Initial Interest will be reduced by a portion of any unamortized organization expenses, determined by the proportion of the amount of such Initial Interest withdrawn to the aggregate Initial Interests of all holders of similar Initial Interests then outstanding after taking into account any prior withdrawals of any such Initial Interest.

                                Yours faithfully,

                           JPM JAPAN EQUITY FUND, LTD.

                   Morgan Trust Company of The Bahamas Limited
                                  Sole Director



/s/ Andrew G. Massie                               /s/ Daphne C. Delaney
Andrew G. Massie                                   Daphne C. Delaney
Managing Director                                  Vice President

                              JPM EUROPE FUND, LTD.
                            Bahamas Financial Centre
                           Shirley & Charlotte Streets
                                 P.O. Box N 4899
                                 Nassau, Bahamas

              Telephone: (809) 326 5519 Telecopier (809) 326 5520



                                            March 22, 1995



The European Equity Portfolio,
Elizabethan Square,
Second Floor
P.O. Box 2494,
George Town, Grand Cayman,
B.W.I.

Ladies & Gentlemen:

         With respect to our purchase from you, for the account of JPM Europe Fund, Ltd., a Bahamian International Business Company, at the purchase price of $100, of a beneficial interest (an "Initial Interest") in the European Equity Portfolio (the "Portfolio"), we hereby advise you that we are purchasing such Initial Interest for investment purposes without any present intention of withdrawing or reselling.

         The amount paid by the Portfolio on any decrease or withdrawal by us of any portion of such Initial Interest will be reduced by a portion of any unamortized organization expenses, determined by the proportion of the amount of such Initial Interest withdrawn to the aggregate Initial Interests of all holders of similar Initial Interests then outstanding after taking into account any prior withdrawals of any such Initial Interest.

                                Yours faithfully,

                              JPM EUROPE FUND, LTD.

                 By: Morgan Trust Company of The Bahamas Limited
                                  Sole Director



/s/ Andrew G. Massie                               /s/ Daphne C. Delaney
Andrew G. Massie                                   Daphne C. Delaney
Managing Director                                  Vice President